================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-21897

                                The Roxbury Funds
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

                          6001 Shady Oak Road Suite 200
                              Minnetonka, MN 55343
--------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                                  Lance Simpson
                         Roxbury Capital Management, LLC
                          6001 Shady Oak Road Suite 200
                              Minnetonka, MN 55343
--------------------------------------------------------------------------------
                     (Name and address of agent for service)

                                    Copy to:
                           Michael P. Malloy, Esquire
                           Drinker Biddle & Reath LLP
                           One Logan Square, Ste. 2000
                           Philadelphia, PA 19103-6996

       Registrant's telephone number, including area code: (952) 230-6140

                        Date of fiscal year end: June 30

                     Date of reporting period: June 30, 2011

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

================================================================================

ITEM 1. REPORTS TO STOCKHOLDERS.

The Report to Shareholders is attached herewith.

                                    (IMAGE)

                                 ANNUAL REPORT
                                  JUNE 30, 2011

                              SMALL-CAP GROWTH FUND

                           TELEPHONE: (800) 497-2960

                              WWW.ROXBURYFUNDS.COM

THE ROXBURY FUNDS
TABLE OF CONTENTS

LETTER TO SHAREHOLDERS. . . . . . . . . . . . . . . . . . . . . . . . . .     3

ROXBURY SMALL-CAP GROWTH FUND

    Investment Review. . . . . . . . . . . . . . . . . . . . . . . . . . .    4
    Schedule of Investments. . . . . . . . . . . . . . . . . . . . . . . .    7

FINANCIAL STATEMENTS

    Statement of Assets and Liabilities. . . . . . . . . . . . . . . . . .    9
    Statement of Operations. . . . . . . . . . . . . . . . . . . . . . . .   10
    Statements of Changes in Net Assets. . . . . . . . . . . . . . . . . .   11

FINANCIAL HIGHLIGHTS. . . . . . . . . . . . . . . . . . . . . . . . . . .    12

NOTES TO FINANCIAL STATEMENTS. . . . . . . . . . . . . . . . . . . . . . .   13

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM. . . . . . . . . .   16

ADDITIONAL INFORMATION

    Tax Information. . . . . . . . . . . . . . . . . . . . . . . . . . . .   17
    Board Approval of Advisory Agreement. . . . . . . . . . . . . . . . ..   17

FUND EXPENSE EXAMPLES. . . . . . . . . . . . . . . . . . . . . . . . . . .   19

TRUSTEES AND OFFICERS. . . . . . . . . . . . . . . . . . . . . . . . . . .   20

LETTER TO SHAREHOLDERS

                            (PHOTO OF BRIAN C. BEH)
                                  BRIAN C. BEH
                          President, The Roxbury Funds

DEAR SHAREHOLDERS,

      In last year's shareholder letter, I discussed that an economic recovery was trying to get its sea legs following the collapse of a financial/housing bubble unlike any we have ever seen. Well, if the performance of the stock market can be a barometer of the recovery, then it appears to be well underway. During the collapse of 2008, the Russell 2000(R) Growth Index declined by over 38%. Since then, the Index is up approximately 70%, (34% in 2009, 29% in 2010, and over 8% as of June 30, 2011). Over that same period, the Roxbury Small-Cap Growth Fund has slightly outperformed the Russell 2000(R) Growth Index, (up 42% in 2009, 24% in 2010, and 8% as of June 30, 2011). There seems to be little doubt that since the depths of the swoon in 2008, corporate America has undergone some major transformations to drive profitability, which have helped to lift stock prices. The Federal Reserve has also done much to help lift asset prices by keeping interest rates incredibly low. The Federal Reserve has also been using its balance sheet to buy Treasury securities through its Quantitative Easing Programs. The question going forward is how sustainable is the recovery, and can corporate America continue to grow if the Federal Reserve discontinues buying Treasury securities, which it is scheduled to do? The tug-of-war between the "macro headwinds" of global debt and deficits and 9% unemployment versus the "micro tailwinds" of corporate America profitability and innovation and emerging market growth will continue to provide risks and opportunities for small-cap investors.

      For the fiscal year ending June 30, 2011, investors in the Roxbury Small-Cap Growth Fund realized a return of nearly 39%. While this is undoubtedly a strong absolute return for our investors, the Russell 2000(R) Growth Index returned over 43% in the same fiscal year. The Fund saw strong stock selection in the consumer discretionary and health care sectors. Conversely, the Fund had relatively poor stock selection in the technology and energy sectors. For more specific information and insights into the strategy, please read the Investment Review from our Small-Cap team on the next page.

      As always, we appreciate the trust you have placed in us as stewards of your capital. We welcome the opportunity to discuss our Fund with you.

             Sincerely,

             -s- Brian C. Beh

             Brian C. Beh
             President
             The Roxbury Funds

The Fund experienced relatively high performance due to market conditions that may not be sustainable or repeated over time.

The above comments reflect the investment adviser's general views regarding the market and the economy, were current as of the date of this letter, and are subject to change at any time.

SMALL-CAP GROWTH
ROXBURY SMALL-CAP GROWTH FUND

INVESTMENT REVIEW

      HOW DID THE ROXBURY SMALL-CAP GROWTH FUND PERFORM DURING THE ANNUAL PERIOD ENDING JUNE 30, 2011?

      During the 12-month period ending June 30, 2011, the Roxbury Small-Cap Growth Fund achieved a total return of 38.97%. This compares to a return of 43.49% for the Russell 2000(R) Growth Index during the same period.*

      WHAT KEY FACTORS WERE RESPONSIBLE FOR THE FUND'S PERFORMANCE DURING THE 12-MONTH REPORTING PERIOD?

      The Fund's strong absolute performance was driven by a seemingly stabilized economy, strong company fundamentals and investors increased appetite for risk. Stock selection was a negative contributor to the Fund's relative performance during the 12-month reporting period, while sector selection was neutral to results for the year relative to the Russell 2000(R) Growth Index. During the 12-month period equities with higher P/E's tended to outperform, while the Fund's style of investing in higher growth stocks with lower relative P/E's lagged the benchmark. The catalyst for the rally in higher P/E equities was the "risk-on" trade that was given the "green light" from the Federal Reserve's quantitative easing policies.

      WHICH EQUITY MARKET SECTORS MOST SIGNIFICANTLY AFFECTED FUND PERFORMANCE?

      Equity selection in a few sectors contributed to under performance for the 12-month period. Specifically, stock selection in the energy, information technology and consumer discretionary sectors were the major contributors to the underperformance for the Fund. Counterbalancing the negative stock selection of information technology within the Fund's performance was the group weight, which offset a portion of the sector's underperformance. DG FastChannel was the largest detractor from performance in the information technology sector and the Fund. Additionally, an underweighted allocation to the consumer discretionary sector contributed positively to the Fund's results.

      Equity selection in the health care and materials sectors was a positive contributor to the Fund's performance. Within health care, positive contributions from HealthSpring Inc., SXC Health Solutions Corp., Medivation Inc. and Amerigroup Corp. were achieved despite doctors and hospitals generally seeing flat-to-down volumes due to a weak economy. In the materials sector, Kronos Worldwide Inc. and Zagg Corp. contributed positively. Kronos Worldwide succeeded in realizing higher prices in a tight supply market for titanium dioxide, while Zagg continued to rapidly penetrate retailers with its protective films for smart phones and tablets.

      WHAT ARE YOU EXPECTING FROM THE EQUITY MARKETS OVER THE UPCOMING YEAR?

      We continue to be optimistic about the relative performance opportunities for higher quality, small-cap growth stocks. The quality characteristics of the current portfolio, combined with historically low relative valuations, give us confidence in the Fund's potential. We believe the Roxbury Small-Cap Growth Fund philosophy of focusing on owning businesses in which they have a competitive advantage, accelerating returns on capital, purchased at reasonable valuations has benefited our investors over the long-term. As the market begins to differentiate between the high quality growth companies and others with lower quality attributes in an economically challenged growth environment, we believe the Fund has the potential to deliver strong relative performance.

      Companies that continue to manage their business effectively through these economically challenging periods are likely to emerge with solid balance sheets and increased operational leverage for future earnings growth. We seek to identify and own these high quality, growing businesses at appropriate valuations. We are confident in our time-tested investment philosophy and look forward to discovering promising companies for the future.
Very truly yours,

Nick A. Blankl, CFA                             Robert Marvin, CFA
Portfolio Manager/Analyst                       Portfolio Manager/Analyst

-s- Nick A. Blankl                              -s- Robert Marvin

Brian Smoluch, CFA                              David G. Swank, CFA
Portfolio Manager/Analyst                       Portfolio Manager/Analyst

-s- Brian Smoluch                               -s- David G. Swank

------------

* The Fund experienced relatively high performance due to market conditions that may not be sustainable or repeated over time.

Returns represent past performance and include change in share price and reinvestment of dividends and capital gains. PAST PERFORMANCE CANNOT GUARANTEE FUTURE RESULTS. The current performance of the Fund may be lower or higher than the figures shown. Returns and shares price will fluctuate, and redemption value may be more or less than original cost. Performance information current to the most recent month-end is available by calling (800)-497-2960.

In addition to historical information, this report contains forward-looking statements which may concern, among other things, the domestic and foreign markets, economic trends and government regulations and their potential impact on the Fund's investments. These statements are subject to risks and uncertainties and actual developments in the future and their impact on the Fund could be materially different than those that are projected or implied.

THE FOLLOWING TABLES ARE FOR THE YEAR ENDED JUNE 30, 2011:

TOP TEN HOLDINGS (UNAUDITED)                                    % OF PORTFOLIO
------------------------------------------------------          --------------
SXC Health Solutions Corp.                                           3.4%
Healthspring, Inc.                                                   2.7%
Cooper Companies, Inc.                                               2.7%
GeoEye, Inc.                                                         2.4%
Chart Industries, Inc.                                               2.2%
Kulicke & Soffa Industries                                           2.1%
Kronos Worldwide, Inc.                                               2.1%
Tempur Pedic International, Inc.                                     2.1%
OCZ Technology Group, Inc.                                           2.1%
Zagg, Inc.                                                           1.9%

SECTOR BREAKDOWN (UNAUDITED)                                    % OF PORTFOLIO
------------------------------------------------------          --------------
Common Stock
  Information Technology                                            20.7%
  Consumer Discretionary                                            20.2%
  Industrials                                                       19.9%
  Health Care                                                       19.4%
  Energy                                                             4.2%
  Materials                                                          4.0%
  Consumer Staples                                                   3.3%
  Financials                                                         2.8%
  Telecommunication Services                                         1.9%
  Short-Term Investments                                             3.6%
TOTAL                                                              100.0%

PORTFOLIO STATISTICS (UNAUDITED)
------------------------------------------------------
Number of Holdings                                                    81
Market Cap (wtd. Median, mil.)                                  $  1,300
Price / Book Value (wtd.Avg.)                                        2.9x
Price / Earnings (wtd.Avg.)                                         18.7x
Beta                                                                0.91
Standard Deviation                                                 21.34%
Portfolio Turnover                                                   181%

QUARTERLY PORTFOLIO HOLDINGS

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available electronically on the SEC's website at www.sec.gov. Hard copies may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. For more information on the Public Reference Room, call (202) 551-8090.

Portfolio holdings are subject to change at any time.

SMALL-CAP GROWTH
ROXBURY SMALL-CAP GROWTH FUND

                          ROXBURY SMALL-CAP GROWTH FUND
 Comparison of Change in Value of a Hypothetical $100,000 Investment*
                                  (Unaudited)

ROXBURY SMALL-CAP GROWTH FUND GROWTH OF $100K PLOT POINTS

Russell 2000(R) Growth Index   Roxbury Small-Cap Growth Fund-Institutional Shares
--------------------------     --------------------------------------------------
 1/2/2003        100,000        1/2/2003       100,000
6/30/2003        119,330       6/30/2003       127,600
6/30/2004        154,902       6/30/2004       171,840
6/30/2005        167,589       6/30/2005       174,468
6/30/2006        191,571       6/30/2006       206,164
6/30/2007        230,230       6/30/2007       235,601
6/30/2008        209,095       6/30/2008       193,026
6/30/2009        151,008       6/30/2009       146,901
6/30/2010        177,450       6/30/2010       179,425
6/30/2011        254,640       6/30/2010       249,353


The following table compares the performance of the Roxbury Small-Cap Growth Fund and the Russell 2000(R) Growth Index for the periods ended June 30.

        Average Annual Total Return For the Periods Ended June 30, 2011

                                                                           SINCE
                                                     1 YEAR   5 YEARS   INCEPTION(1)
                                                     ------   -------   ------------
Roxbury Small-Cap Growth Fund Institutional Shares   38.97%    3.88%      11.36%
Russell 2000(R) Growth Index(2)                      43.49%    5.82%      11.32%

      Fund Expense Ratios(3): Institutional Shares: Gross 1.46%, Net 1.26%.

* Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate. Shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available by calling 800-497-2960.

      The performance in the table above does not reflect the deduction of taxes a shareholder would pay on Fund distributions or redemption of Fund shares.

      Small company stocks may be subject to a higher degree of market risk because they tend to be more volatile and less liquid. The Roxbury Funds are distributed by Professional Funds Distributor, LLC.

(1)   The Institutional Shares commenced operations on January 2, 2003.

(2) The Russell 2000(R) Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2000(R) Index measures the performance of 2,000 companies in the small capitalization segment of the U.S. equity market.

(3) The expense ratios of the Fund are set forth according to the prospectus for the Fund effective November 1, 2010 and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. Net
      Expense: Expenses reduced by a contractual fee waiver through December 31, 2020. Gross expenses do not reflect the effect of a contractual fee waiver.

SCHEDULE OF INVESTMENTS JUNE 30, 2011

                                                                       Value
                                                        Shares        (Note 2)
                                                       ---------    ------------
COMMON STOCK -- 98.3%
 CONSUMER DISCRETIONARY -- 20.6%
   HOTELS, RESTAURANTS & LEISURE -- 3.1%
     Bally Technologies, Inc.*. . . . . . . . . . ...    29,265     $  1,190,500
     Texas Roadhouse, Inc. - Class A. . . . . . . ...   105,630        1,852,222
                                                                    ------------
                                                                       3,042,722
                                                                    ------------
   HOUSEHOLD DURABLES -- 5.4%
     Jarden Corp.. . . . . . . . . . . . . . . . ....    36,615        1,263,584
     Ryland Group, Inc.. . . . . . . . . . . . . ....    39,725          656,654
     SodaStream International, Ltd.*. . . . . . . ...    20,510        1,247,213
     Tempur-Pedic International, Inc.*. . . . . . ...    31,330        2,124,801
                                                                    ------------
                                                                       5,292,252
                                                                    ------------
   SPECIALTY RETAIL -- 8.9%
     Chico's FAS, Inc.. . . . . . . . . . . . . . ...    66,405        1,011,348
     DSW, Inc. - Class A*. . . . . . . . . . . . ....    22,690        1,148,341
     Finish Line, Inc. - Class A. . . . . . . . . ...    62,605        1,339,747
     hhgregg, Inc.*. . . . . . . . . . . . . . . ....    99,045        1,327,203
     Lithia Motors, Inc. - Class A. . . . . . . . ...    35,685          700,497
     Men's Wearhouse, Inc.. . . . . . . . . . . . ...    51,395        1,732,012
     Signet Jewelers Ltd.*. . . . . . . . . . . . ...    28,710        1,343,915
     Travelcenters of America LLC*. . . . . . . . ...    43,290          235,931
                                                                    ------------
                                                                       8,838,994
                                                                    ------------
   TEXTILES, APPAREL & LUXURY GOODS -- 3.2%
     Hanesbrands, Inc.*. . . . . . . . . . . . . ....    31,035          886,049
     Maidenform Brands, Inc.*. . . . . . . . . . ....    39,895        1,103,496
     Wolverine World Wide, Inc.. . . . . . . . . ....    28,705        1,198,434
                                                                    ------------
                                                                       3,187,979
                                                                    ------------
   TOTAL CONSUMER DISCRETIONARY. . . . . . . . . .. .                 20,361,947
                                                                    ------------
CONSUMER STAPLES -- 3.3%
   BEVERAGES -- 1.3%
     Heckmann Corp.*. . . . . . . . . . . . . . . ...   211,880        1,279,755
                                                                    ------------
   FOOD & STAPLES RETAILING -- 2.0%
     Pricesmart Inc..................................    11,690          598,879
     United Natural Foods, Inc.*.....................    33,634        1,435,163
                                                                    ------------
                                                                       2,034,042
                                                                    ------------
   TOTAL CONSUMER STAPLES. . . . . . . . . . . . .. .                  3,313,797
                                                                    ------------
ENERGY -- 4.2%
   OIL, GAS & CONSUMABLE FUELS -- 4.2%
     Gevo, Inc.*. . . . . . . . . . . . . . . . . ...    50,205          789,725
     Goodrich Petroleum Corp.*. . . . . . . . . . ...    35,510          653,739
     Gulfport Energy Corp.*. . . . . . . . . . . .. .    23,085          685,394
     Hyperdynamics Corp.*. . . . . . . . . . . . .. .   135,665          583,359
     Northern Oil and Gas, Inc.*. . . . . . . . . ..     26,830          594,285
     Whiting Petroleum Corp.*. . . . . . . . . . .. .    15,825          900,601
                                                                    ------------
   TOTAL ENERGY. . . . . . . . . . . . . . . . . .. .                  4,207,103
                                                                    ------------
 FINANCIALS -- 2.9%
   CONSUMER FINANCE -- 2.9%
     EZCORP, Inc. - Class A*. . . . . . . . . . .. ..    33,805        1,202,613
     First Cash Financial Services, Inc.*  . . . .. .    39,100        1,641,809
                                                                    ------------
   TOTAL FINANCIALS. . . . . . . . . . . . . . . .. .                  2,844,422
                                                                    ------------
HEALTH CARE -- 19.8%
   BIOTECHNOLOGY -- 1.6%
     Codexis, Inc.*. . . . . . . . . . . . . . .. . .   109,165        1,051,259
     Metabolix, Inc.*. . . . . . . . . . . . . .. . .    84,290          601,831
                                                                    ------------
                                                                       1,653,090
                                                                    ------------
   HEALTH CARE EQUIPMENT & SUPPLIES -- 4.0%
     Cooper Companies, Inc.. . . . . . . . . . .. . .    34,155        2,706,442
     Meridian Bioscience, Inc.. . . . . . . . . .. ..    52,875        1,274,816
                                                                    ------------
                                                                       3,981,258
                                                                    ------------
   HEALTH CARE PROVIDERS & SERVICES -- 9.4%
     Air Methods Corp.*. . . . . . . . . . . . . . ..     9,805          732,826
     AMERIGROUP Corp.*. . . . . . . . . . . . . . ...    21,115        1,487,974
     Bio-Reference Laboratories, Inc.*. . . . . . ...    57,485        1,201,436
     Healthspring, Inc.*. . . . . . . . . . . . . ...    59,235        2,731,326
     MEDNAX, Inc.*. . . . . . . . . . . . . . . . ...    18,170        1,311,692
     MWI Veterinary Supply, Inc.*. . . . . . . . .. .    22,575        1,823,383
                                                                    ------------
                                                                       9,288,637
                                                                    ------------
   HEALTH CARE TECHNOLOGY -- 4.8%
     Medivation, Inc.*. . . . . . . . . . . . . . ...    58,370        1,250,869
     SXC Health Solutions Corp.*. . . . . . . . . ...    59,145        3,484,823
                                                                    ------------
                                                                       4,735,692
                                                                    ------------
   TOTAL HEALTH CARE. . . . . . . . . . . . . . . ...                 19,658,677
                                                                    ------------
INDUSTRIALS -- 20.3%
   AEROSPACE & DEFENSE -- 4.3%
     GeoEye, Inc.*. . . . . . . . . . . . . . . . . .    64,924        2,428,158
     Hexcel Corp.*. . . . . . . . . . . . . . . . . .    82,560        1,807,238
                                                                    ------------
                                                                       4,235,396
                                                                    ------------
   AIR FREIGHT & LOGISTICS -- 0.7%
     Atlas Air Worldwide Holdings, Inc.*. . . . . . .    11,715          697,160
                                                                    ------------
   COMMERCIAL SERVICES & SUPPLIES -- 0.7%
     TMS International Corp. - Class A*. . . . . . ..    54,530          711,617
                                                                    ------------
   CONSTRUCTION & ENGINEERING -- 1.8%
     Dycom Industries, Inc.*. . . . . . . . . . . . .    35,600          581,704
     MasTec, Inc.*. . . . . . . . . . . . . . . . . .    32,310          637,153
     UniTek Global Services, Inc.*. . . . . . . . . .    69,295          548,123
                                                                    ------------
                                                                       1,766,980
                                                                    ------------
   ELECTRICAL EQUIPMENT -- 1.4%
     Enersys*. . . . . . . . . . . . . . . . . . . ..    41,255        1,419,997
                                                                    ------------

    The accompanying notes are an integral part of the financial statements.

SMALL-CAP GROWTH
ROXBURY SMALL-CAP GROWTH FUND

SCHEDULE OF INVESTMENTS JUNE 30, 2011 continued

                                                                        Value
                                                        Shares        (Note 2)
                                                      ----------   -------------
COMMON STOCK -- continued
 MACHINERY -- 5.9%
   Cascade Corp. . . . . . . . . . . . . . . . . . .     36,690    $   1,745,343
   Chart Industries, Inc.*. . . . . . . . . . . . ..     40,990        2,212,640
   ESCO Technologies, Inc.. . . . . . . . . . . . ..     29,140        1,072,352
   Mueller Industries, Inc.. . . . . . . . . . . . .     21,220          804,450
                                                                   -------------
                                                                       5,834,785
                                                                   -------------
 PROFESSIONAL SERVICES -- 2.6%
   Acacia Research - Acacia
    Technologies*. . . . . . . . . . . . . . . . . .     26,335          966,231
   Korn/Ferry International*. . . . . . . . . . . ..     71,377        1,569,580
                                                                   -------------
                                                                       2,535,811
                                                                   -------------
 ROAD & RAIL -- 1.2%
   Old Dominion Freight Line, Inc.*. . . . . . . . .     33,075        1,233,698
                                                                   -------------
 TRADING COMPANIES & DISTRIBUTORS -- 1.7%
   Kaman Corp.. . . . . . . . . . . . . . . . . . ..     26,645          945,098
   Rush Enterprises, Inc. - Class A*. . . . . . . ..     36,880          701,826
                                                                   -------------
                                                                       1,646,924
                                                                   -------------
 TOTAL INDUSTRIALS. . . . . . . . . . . . . . . . ..                  20,082,368
                                                                   -------------
INFORMATION TECHNOLOGY -- 21.2%
 COMMUNICATIONS EQUIPMENT -- 4.7%
   Brocade Communications
    Systems, Inc.*. . . . . . . . . . . . . . . . ..    224,295        1,448,946
   Calix, Inc.*. . . . . . . . . . . . . . . . . . .     58,215        1,212,036
   Powerwave Technologies, Inc.*. . . . . . . . . ..    279,150          823,493
   RADWARE, Ltd.*. . . . . . . . . . . . . . . . . .     32,070        1,117,319
                                                                   -------------
                                                                       4,601,794
                                                                   -------------
 COMPUTERS & PERIPHERALS -- 3.3%
   OCZ Technology Group, Inc.*. . . . . . . . . . ..    260,475        2,083,800
   Quantum Corp.*. . . . . . . . . . . . . . . . . .    354,740        1,170,642
                                                                   -------------
                                                                       3,254,442
                                                                   -------------
ELECTRONIC EQUIPMENT,
INSTRUMENTS & COMPONENTS -- 4.0%
   KEMET Corp.*. . . . . . . . . . . . . . . . . . .     74,515        1,064,819
   OSI Systems, Inc.*. . . . . . . . . . . . . . . .     38,325        1,647,975
   SMART Modular Technologies WWH, Inc.*. . . . . ..    131,090        1,200,784
                                                                   -------------
                                                                       3,913,578
                                                                   -------------
 INTERNET SOFTWARE & SERVICES -- 2.8%
   Internap Network Services Corp.* .. . . . . . . .    181,670        1,335,274
   SAVVIS, Inc.*. . . . . . . . . . . . . . . . . .      37,510        1,482,770
                                                                   -------------
                                                                       2,818,044
                                                                   -------------
 SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT -- 5.0%
   Entropic Communications, Inc.*. . . . . . . . . .    112,575        1,000,792
   FSI International, Inc.*. . . . . . . . . . . . .    149,495          409,616
   Kulicke & Soffa Industries, Inc.*. . . . . . . ..    190,515        2,122,337
   Netlogic Microsystems, Inc.*. . . . . . . . . . .     20,415          825,174
   TriQuint Semiconductor, Inc.*. . . . . . . . . ..     58,830          599,478
                                                                   -------------
                                                                       4,957,397
                                                                   -------------

 SOFTWARE -- 1.4%
   Kenexa Corp.*. . . . . . . . . . . . . . . . . ..     13,575          325,529
   RealD, Inc.*. . . . . . . . . . . . . . . . . . .     28,455          665,562
   VASCO Data Security International, Inc.*. . . . .     34,475          429,214
                                                                   -------------
                                                                       1,420,305
                                                                   -------------
 TOTAL INFORMATION TECHNOLOGY. . . . . . . . . . . .                  20,965,560
                                                                   -------------
MATERIALS -- 4.1%
 CHEMICALS -- 4.1%
   Kronos Worldwide, Inc.. . . . . . . . . . . . . .     67,140        2,111,553
   Zagg, Inc.*. . . . . . . . . . . . . . . . . . ..    144,630        1,938,042
                                                                   -------------
 TOTAL MATERIALS. . . . . . . . . . . . . . . . . ..                   4,049,595
                                                                   -------------
TELECOMMUNICATION SERVICES -- 1.9%
 DIVERSIFIED TELECOMMUNICATION SERVICES -- 1.9%
   Neutral Tandem, Inc.*. . . . . . . . . . . . . ..     62,285        1,085,005
   Premiere Global Services, Inc.*. . . . . . . . ..    100,335          800,673
                                                                   -------------
 TOTAL TELECOMMUNICATION SERVICES. . . . . . . . . .                   1,885,678
                                                                   -------------
 TOTAL COMMON STOCK
   (COST $79,111,878). . . . . . . . . . . . . . . .                  97,369,147
                                                                   -------------
SHORT-TERM INVESTMENTS -- 3.7%
   Blackrock Liquidity Funds
    Tempfund Portfolio, 0.08%**. . . . . . . . . . .  3,675,653        3,675,653
                                                                   -------------
 TOTAL SHORT-TERM INVESTMENTS
   (COST $3,675,653). . . . . . . . . . . . . . . ..                   3,675,653
                                                                   -------------
 TOTAL INVESTMENTS
   (COST $82,787,531)+ - 102.0%. . . . . . . . . . .                 101,044,800
LIABILITIES IN EXCESS OF OTHER ASSETS - (2.0%). . ..                  (1,990,494)
                                                                   -------------
NET ASSETS - 100.0%. . . . . . . . . . . . . . . . .               $  99,054,306
                                                                   =============

----------
*     Non-income producing security.

**    The rate shown represents the 7-day effective yield as of June 30, 2011.

+ The cost for federal income tax purposes is $83,912,570. At June 30, 2011, net unrealized appreciation was $17,132,230. This consisted of aggregate gross unrealized appreciation for all securities for which there was an excess of market value over tax cost of $19,880,370, and aggregate gross unrealized depreciation for all securities for which there was an excess of tax cost over market value of $2,748,140.

    The accompanying notes are an integral part of the financial statements.

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
ROXBURY SMALL-CAP GROWTH FUND
June 30, 2011

ASSETS:
Investments in securities, at value*                                            $ 101,044,800
Receivable for Fund shares sold. . . . . . . . . . . . . . . . . . . . . . ..          15,426
Receivable for investments sold. . . . . . . . . . . . . . . . . . . . . . ..       1,313,940
Dividends and interest receivable. . . . . . . . . . . . . . . . . . . . . ..          24,118
Other assets. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          43,833
                                                                                -------------
Total assets. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     102,442,117
                                                                                -------------

LIABILITIES:
Payable for Fund shares redeemed.............................................         588,783
Payable for investments purchased............................................       2,594,672
Accrued advisory fee.........................................................         112,835
Other accrued expenses.......................................................          91,521
                                                                                -------------
Total liabilities............................................................       3,387,811
                                                                                -------------
NET ASSETS...................................................................   $  99,054,306
                                                                                =============

NET ASSETS CONSIST OF:
Par value....................................................................   $      53,835
Paid-in capital..............................................................     115,527,276
Accumulated net realized loss on investments.................................     (34,784,074)
Net unrealized appreciation of investments...................................      18,257,269
                                                                                -------------
NET ASSETS...................................................................   $  99,054,306
                                                                                =============

NET ASSETS BY SHARE CLASS:
 Institutional Shares........................................................   $  99,054,306
                                                                                =============

SHARES OF BENEFICIAL INTEREST OUTSTANDING:
 ($0.01 par value, unlimited authorized shares):
 Institutional Shares........................................................       5,383,506
PER SHARE:
Institutional Shares (net asset value, offering and redemption price**)......   $       18.40
                                                                                =============

----------
*     Investments at cost. . . . . . . . . . . . . . . . . . . . . . . . . ..   $  82,787,531
                                                                                =============

**    Redemption price will vary based on length of time shares are held. See
      Note 6.

    The accompanying notes are an integral part of the financial statements.

THE ROXBURY FUNDS
FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS
ROXBURY SMALL-CAP GROWTH FUNDS
For the Year Ended June 30, 2011

INVESTMENT INCOME:
  Dividends                                                                     $     262,534
                                                                                -------------
    Total investment income                                                           262,534
                                                                                -------------

EXPENSES:
  Advisory fees.............................................................          908,508
  Administration and accounting fees........................................          115,593
  Legal fees................................................................           90,132
  Transfer agent fees.......................................................           57,774
  Trustees' fees............................................................           43,000
  Custody fees..............................................................           37,470
  Registration fees.........................................................           27,833
  Reports to shareholders...................................................           23,789
  Audit fees................................................................           19,001
  Other.....................................................................           62,656
                                                                                -------------
    Total expenses before fee waivers and expense reimbursements............        1,385,756
                                                                                -------------
    Advisory fees waived/expenses reimbursed................................         (250,121)
                                                                                -------------
    Total expenses, net.....................................................        1,135,635
                                                                                -------------
  Net investment loss.......................................................         (873,101)
                                                                                -------------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
  Net realized gain on investments..........................................       15,067,195
  Net change in unrealized appreciation on investments......................       14,176,444
                                                                                -------------
  Net gain on investments...................................................       29,243,639
                                                                                -------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........................    $  28,370,538
                                                                                =============

    The accompanying notes are an integral part of the financial statements.

STATEMENTS OF CHANGES IN NET ASSETS
ROXBURY SMALL-CAP GROWTH FUND

                                                                    For the Years
                                                                    Ended June 30,
                                                             ----------------------------
                                                                  2011            2010
                                                             ------------    ------------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
    Net investment loss....................................  $   (873,101)   $   (905,938)
    Net realized gain on investments.......................    15,067,195      24,994,195
    Net change in unrealized appreciation on investments...    14,176,444      (6,345,676)
                                                             ------------    ------------

    Net increase in net assets resulting from operations...    28,370,538      17,742,581
                                                             ------------    ------------

Fund share transactions:
  Institutional Class
    Proceeds from shares sold..............................    17,185,100      18,822,083
    Redemption fees........................................         2,267          11,095
    Cost of shares redeemed................................   (40,710,389)    (19,552,178)
                                                             ------------    ------------

Net decrease in net assets from Fund share transactions....   (23,523,022)       (719,000)
                                                             ------------    ------------
Total increase in net assets...............................     4,847,516      17,023,581

NET ASSETS:
Beginning of year..........................................    94,206,790      77,183,209
                                                             ------------    ------------
End of year................................................  $ 99,054,306    $ 94,206,790
                                                             ============    ============
Accumulated net investment loss............................  $         --    $    (10,326)
                                                             ============    ============

Capital share transactions:
  Institutional Class
    Shares sold............................................     1,007,087       1,410,825
    Shares redeemed........................................    (2,741,435)     (1,411,799)
                                                             ------------    ------------
Net decrease in capital shares.............................    (1,734,348)           (974)
                                                             ============    ============

    The accompanying notes are an integral part of the financial statements.

THE ROXBURY FUNDS
FINANCIAL HIGHLIGHTS

The following tables include selected data for a share outstanding throughout each year and other performance information derived from the financial statements. The total returns in the tables represent the rate an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information should be read in conjunction with the financial statements and notes thereto.

                                                                              For the Years Ended June 30,
                                                    ------------------------------------------------------------------------
                                                        2011           2010          2009            2008            2007
                                                    -----------    -----------    -----------    -----------     -----------
SMALL-CAP GROWTH FUND -- INSTITUTIONAL SHARES(1)

NET ASSET VALUE -- BEGINNING OF YEAR............... $     13.24    $     10.84    $     14.25    $     20.69     $     19.62
                                                    -----------    -----------    -----------    -----------     -----------

INVESTMENT OPERATIONS:
  Net investment loss(2)...........................       (0.16)         (0.12)         (0.10)         (0.13)          (0.19)
  Net realized and unrealized gain/(loss) on
   investments.....................................        5.32           2.52          (3.31)         (3.27)           2.87
                                                    -----------    -----------    -----------    -----------     -----------
  Total from investment operations.................        5.16           2.40          (3.41)         (3.40)           2.68
                                                    -----------    -----------    -----------    -----------     -----------

DISTRIBUTIONS:
  From net realized gains..........................          --             --             --          (3.04)          (1.61)
  From tax return of capital.......................          --             --             --(3)          --              --
                                                    -----------    -----------    -----------    -----------     -----------
  Total distributions..............................          --             --             --          (3.04)          (1.61)
REDEMPTION FEES....................................          --(3)          --(3)          --             --              --
                                                    -----------    -----------    -----------    -----------     -----------
NET ASSET VALUE -- END OF YEAR..................... $     18.40    $     13.24    $     10.84    $     14.25     $     20.69
                                                    ===========    ===========    ===========    ===========     ===========
TOTAL RETURN.......................................       38.97%         22.14%        (23.90)%       (18.07)%         14.28%

RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL DATA:
  Expenses:
    Including waivers/reimbursements...............        1.25%          1.25%          1.25%          1.25%           1.25%
    Excluding waivers/reimbursements...............        1.53%          1.45%          1.47%          1.36%           1.26%
  Net investment loss..............................       (0.96)%        (0.92)%        (0.89)%        (0.77)%         (0.95)%
  Portfolio turnover rate..........................         181%           194%           163%           167%            159%
  Net assets at the end of year (000 omitted)...... $    99,054    $    94,207    $    77,183    $   168,873     $   217,391

----------
(1) The information through February 2, 2007 set forth in this table is the financial data of the Fund as a series of WT Mutual Fund.

(2) The net investment loss per share was calculated using the average shares outstanding method.

(3)   Amount is less than $0.01.

    The accompanying notes are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS

1. DESCRIPTION OF THE FUND. Roxbury Small-Cap Growth Fund ("Small-Cap Growth Fund") (the "Fund") is a series of The Roxbury Funds (the "Trust"). The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a diversified open-end management investment company and was organized as a Delaware statutory trust on April 4, 2006. The fiscal year end for the Fund is June 30th.

      As of June 30, 2011, the Fund offers one class of shares: Institutional Shares.

2. SIGNIFICANT ACCOUNTING POLICIES. The following is a summary of the significant accounting policies of the Fund:

      USE OF ESTIMATES IN THE PREPARATION OF FINANCIAL STATEMENTS. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

      SECURITY VALUATION. Securities held by the Fund which are listed on a securities exchange and for which market quotations are available are valued at the last quoted sale price of the day, or, if there is no such reported sale, securities are valued at the mean between the most recent quoted bid and ask prices. Securities traded on The NASDAQ Stock Market, Inc. ("NASDAQ") are valued in accordance with the NASDAQ Official Closing Price, which may not be the last sale price. Price information for listed securities is taken from the exchange where the security is primarily traded. Unlisted securities for which market quotations are readily available are valued at the most recent bid prices. Securities with a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value, unless the Trustees determine that this does not represent fair value. Securities that do not have a readily available current market value are valued in good faith using procedures adopted by the Trustees.

      Fair Value Measurements. The inputs and valuation techniques used to measure the fair value of the Fund's investments are summarized into three levels as described in the hierarchy below:

      -     Level 1 -- quoted prices in active markets for identical securities

      - Level 2 -- other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

      - Level 3 -- significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

      The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used, as of June 30, 2011, in valuing the Fund's assets carried at fair value:

                                                                  LEVEL 2
                                                                   OTHER          LEVEL 3
                                   TOTAL            LEVEL 1      SIGNIFICANT    SIGNIFICANT
                                 VALUE AT           QUOTED        OBSERVABLE   UNOBSERVABLE
                               JUNE 30, 2011        PRICE          INPUTS          INPUTS
                              --------------    -------------    -----------   ------------
Investments in Securities*    $  101,044,800    $ 101,044,800      $  --  $          --

* Common stocks and short-term investments are level 1. Please refer to schedule of investments for industry or sector breakout.

      At the end of each calendar quarter, management evaluates the classification of Levels 1,2 and 3 assets and liabilities. Various factors are considered, such as changes in liquidity from the prior reporting period; whether or not a broker is willing to execute at the quoted price; the depth and consistency of prices from third party pricing services; and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates the classification of Level 1 and Level 2 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.

      Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Fund's investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Fund may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise less liquid than publicly traded securities.

      For the year ended June 30, 2011, there were no transfers between Levels 1, 2 and 3 for the Fund.

      FEDERAL INCOME TAXES. The Fund is treated as a separate entity for Federal income tax purposes and intends to continue to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended, and to distribute substantially all of its income to its shareholders. Therefore, no Federal income tax provision has been made.

THE ROXBURY FUNDS
NOTES TO FINANCIAL STATEMENTS continued

      Management has analyzed the Fund's tax positions taken on Federal income tax returns for all open tax years (current and prior three tax years) and has concluded that no provision for Federal income tax is required in the Fund's financial statements. The Fund's Federal and state income and Federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

      SECURITY TRANSACTIONS AND INVESTMENT INCOME. Investment security transactions are accounted for on a trade date basis. The Fund uses the specific identification method for determining realized gains and losses on investments for both financial and Federal income tax reporting purposes. Interest income is recorded on the accrual basis and includes the amortization of premium and the accretion of discount. Dividend income is recorded on the ex-dividend date. The Fund records expenses on an accrual basis.

      DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income and net realized gains, if any, will be declared and paid annually.

      NEW ACCOUNTING PRONOUNCEMENT. In May 2011, the Financial Accounting Standards Board ("FASB") issued Accounting Standards Update ("ASU") No. 2011-04 "Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and International Financial Reporting Standards ("IFRSs.") ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. ASU 2011-04 will require reporting entities to disclose the following information for fair value measurements categorized within Level 3 of the fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. Management is currently evaluating the implications of ASU No. 2011-04 and its impact on the financial statements.

3. FEES AND OTHER TRANSACTIONS WITH AFFILIATES. Roxbury Capital Management, LLC ("Roxbury") serves as investment adviser to the Fund. For its services, Roxbury receives a fee from the Fund at an annual rate as follows:

                                             % of Average Daily Net Assets
                                    -------------------------------------------------
Small-Cap Growth Fund ............  1.00% up to $1 billion; 0.95% of next $1 billion;
                                    and 0.90% in excess of $2 billion

      For the year ended June 30, 2011, Roxbury received an advisory fee of .72% of the average daily net assets of the Fund after waivers and/or reimbursements.

      Roxbury has contractually agreed to waive a portion of its advisory fees or reimburse for other operating expenses (excluding taxes, extraordinary expenses, brokerage commissions and interest) to the extent that total annual Fund operating expenses exceed the following percentage of average daily net assets:

                                                               Expense Cap       Expiration Date
                                                               -----------      -----------------
Small-Cap Growth Fund Institutional Shares ..................     1.25%         December 31, 2020

      COMPENSATION OF TRUSTEES AND OFFICERS. The Fund pays each Trustee who is not an interested person of the Fund a fee of $5,000 per year plus $2,000 for each Board meeting attended in person and $200 for each special Board or committee meeting attended by telephone. Each Trustee is reimbursed for reasonable out-of-pocket expenses incurred in connection with attendance at Board or committee meetings. The Chairman is paid an additional fee of $1,000 per year. The Fund pays the Chief Compliance Officer a fee of $8,000 per year. Michael P. Malloy, Secretary of the Fund, is a partner of Drinker, Biddle & Reath LLP, which receives legal fees from the Fund.

4. OTHER SERVICE PROVIDERS. BNY Mellon Investment Servicing (US) Inc. ("BNY Mellon"), provides administrative and accounting services to the Fund pursuant to an Accounting and Administrative Services Agreement.

      The Bank of New York Mellon serves as custodian to the Trust pursuant to a Custodian Services Agreement.

5. INVESTMENT SECURITIES TRANSACTIONS. During the fiscal year ended June 30, 2011, purchases and sales of investment securities (excluding short-term investments) were as follows:

                                                                    Small-Cap
                                                                   Growth Fund
                                                                 --------------
Purchases ....................................................   $  159,667,655
Sales ........................................................      163,090,652

6. REDEMPTION FEES. In accordance with the prospectus, the Fund charges a redemption fee of 1% on proceeds from shares redeemed within 60 days following their acquisition. The redemption fee is included as a separate line item under the Fund share transactions section on the Statements of Changes in Net Assets.

7. FEDERAL TAX INFORMATION. Distributions to shareholders from net investment income and realized gains are determined in accordance with Federal income tax regulations, which may differ from net investment income and realized gains recognized for financial reporting purposes. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying financial statements. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on the tax treatment; temporary differences do not require such reclassification. On June 30, 2011, the following reclassifications were made within the capital accounts to reflect permanent differences relating to net operating losses:

Paid-in Capital .................................................   $  (883,427)
Undistributed net investment income (loss) ......................       883,427

      There were no distributions paid during the years ended June 30, 2011 and June 30, 2010.

      Under federal tax law, capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. For the fiscal year ended June 30, 2011, the Fund incurred no post-October capital losses. As of June 30, 2011, the components of accumulated deficit on a tax basis were as follows:

Capital loss carryforwards ....................................   $ (33,659,035)
Net unrealized appreciation on investments ....................      17,132,230
                                                                  -------------
Total accumulated deficit .....................................   $ (16,526,805)
                                                                  =============

      The differences between book basis and tax basis components of accumulated deficit are attributable to the deferral of losses on wash sales.

      For federal income tax purposes, capital loss carryforwards are available to offset future capital gains. As of June 30, 2011, the Fund had capital loss carryforwards of $33,659,035, of which $22,952,670 and $10,706,365 will expire on June 30, 2017 and June 30, 2018, respectively. Under the recently enacted Regulated Investment Company Modernization Act of 2010, capital losses incurred by the Fund after June 30, 2011 will not be subject to expiration. In addition, these losses must be utilized prior to the losses incurred in pre-enactment taxable years.

8. CONTRACTUAL OBLIGATIONS. The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is dependent on claims that may be made against the Fund in the future, and therefore, cannot be estimated. However, based on experience, the risk of material loss for such claims is considered remote.

9. SUBSEQUENT EVENT. Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued, and has determined that there were no subsequent events, other than the following: At a reconvened Special Meeting of Shareholders held on August 9, 2011, which had been adjourned on June 29, 2011 and July 26, 2011, shareholders of the Roxbury Small-Cap Growth Fund (the "Fund") considered a proposal to approve a new investment advisory agreement between Roxbury Capital Management, LLC and the Trust on behalf of the Fund. Shareholders of record of the Fund on May 16, 2011 were entitled to vote on the proposal. The proposal was approved at the reconvened August 9, 2011 Special Meeting of Shareholders and the votes recorded at the meeting are provided below. Percentage information relates to the votes recorded as a percentage of the outstanding shares at the record date.

   VOTES FOR                     VOTES AGAINST                  VOTES ABSTAINED
  PERCENTAGE/                     PERCENTAGE/                      PERCENTAGE/
     NUMBER                          NUMBER                          NUMBER
---------------               ------------------               -----------------
     62.79%                          0.08%                            0.25%
 3,413,325                          4,201                           13,532

THE ROXBURY FUNDS
REPORT TO SHAREHOLDERS

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of the Roxbury Funds and the Shareholders of The Roxbury Small-Cap Growth Fund:

We have audited the accompanying statement of assets and liabilities of the Roxbury Small-Cap Growth Fund, a series of The Roxbury Funds (the "Fund"), including the schedule of investments, as of June 30, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two year period then ended, and the financial highlights for each of the years in the five year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2011 by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Roxbury Small-Cap Growth Fund as of June 30, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two year period then ended, and its financial highlights for each of the years in the five year period then ended, in conformity with accounting principles generally accepted in the United States of America.

                                    -s- BBD, LLP
                                    BBD, LLP

Philadelphia, Pennsylvania
August 23, 2011

ADDITIONAL INFORMATION

TAX INFORMATION (UNAUDITED)

For the fiscal year ended June 30, 2011, certain dividends may be subject to a maximum tax rate of 15%, as qualified dividend income ("QDI") under the Jobs and Growth Tax Relief Reconciliation Act of 2003. For individual shareholders, a percentage of their ordinary income dividends (dividend income plus short-term gains, if any) may qualify for a maximum tax rate of 15%. Complete information is computed and reported in conjunction with your Form 1099-DIV.

In addition, for corporate shareholders, a percentage of their ordinary income distributions qualifies for the dividends-received deduction ("DRD").

For the fiscal year ended June 30, 2011, the Fund has no qualifying QDI or DRD since it did not pay any ordinary income dividends during the year.

In January 2012, shareholders of the Fund will receive Federal income tax information on all distributions paid to their accounts in the calendar year 2011, including any distributions paid between July 1, 2011 and December 31, 2011.

BOARD APPROVAL OF ADVISORY AGREEMENT

On May 16, 2011, Wilmington Trust Corporation, which indirectly owned a controlling interest in Roxbury, merged with M&T Bank Corporation (the "Transaction"). The Transaction constituted an assignment, automatically terminating the then current investment advisory agreement between Roxbury Capital Management, LLC ("Roxbury" or the "Adviser") and the Trust on behalf of the Fund (the "Prior Advisory Agreement") in accordance with the 1940 Act. As required by the 1940 Act and in anticipation of the Transaction, at a meeting held on March 16, 2011, the Board of Trustees, including all of the Trustees who are not "interested persons" of the Trust ("Independent Trustees"), unanimously approved (i) an interim investment advisory agreement between the Adviser and the Trust (the "Interim Advisory Agreement") and (ii) a new investment advisory agreement between the Adviser and the Trust (the "New Advisory Agreement"). The Interim Advisory Agreement provided that, during the interim period between the date of the Transaction and until shareholder approval of the New Advisory Agreement, the Adviser would continue to act as investment adviser to the Fund on substantially the same terms and with the same fee structure as the Prior Advisory Agreement, except that the compensation earned by the Adviser would not be received until shareholder approval of the New Advisory Agreement. In addition, the Trustees had a pre-Board meeting with representatives of the Adviser and counsel on March 14, 2011.

In determining whether to approve the Interim Advisory and New Advisory Agreements at the meeting held on March 16, 2011, the Board exercised its business judgment and considered information about the Adviser and certain additional factors described below that the Board deemed relevant. In their deliberations, the Trustees did not rank the importance of any particular piece of information or factor considered, and it is presumed that each Trustee attributed different weights to the various factors. The following summary details the materials and factors that the Board considered, and the conclusions the Board reached, in approving the Interim Advisory and New Advisory Agreements.

Nature, Extent and Quality of Services Provided to the Fund. The Trustees evaluated the nature, extent and quality of the services that the Adviser would provide under the New Advisory Agreement and Interim Advisory Agreement, which are the same services that the Adviser provides under the Prior Advisory Agreement, on the basis of, among other things, the qualifications and capabilities of the personnel responsible for providing services to the Fund. The Trustees noted that, in addition to managing the Fund's investment program, Roxbury provides, at its expense, personnel responsible for supervising the provision of compliance, administrative services and related services. Roxbury provided information about these services, as well as its profitability. The Board also considered the qualifications, experience and responsibilities of the portfolio managers for the Fund. Based on the information provided and the Trustees' prior experience with the Adviser, the Trustees concluded that the nature and extent of the services that the Adviser will provide under the New Advisory Agreement and Interim Advisory Agreement, as well as the quality of those services, would be satisfactory.

Investment Performance of the Fund. The Trustees considered the investment experience of Roxbury and the investment performance of the Fund. The Fund had underperformed its benchmark, the Russell 2000 Growth Index (the "Russell Index") for the one -- and five-year ended March 11, 2011 but outperformed the Russell Index for the three-year period ended March 11, 2011. The Fund had outperformed five of the six funds in a peer group of generally similar funds (the "Peer Group") for the five year period ended March 11, 2011. However, the Fund had underperformed the Funds in the Peer Group for the one-year period ended March 11, 2011. The Board considered this information as well as the performance information that had been presented at the August 4, 2010 Board meeting.

Costs of Services Provided and Profits Realized by the Adviser. The Board considered the costs of services to be provided by Roxbury. In connection with the Trustees' consideration of the level of the management fees, the Trustees considered the gross and net expense ratio and gross and net advisory fee comparisons of the Fund compared to the Peer Group as of March 11, 2011. The Fund's gross and net advisory fees, which were 1.00% and 0.80%, respectively, were above the median for the Peer Group. However, the Fund's gross and net

THE ROXBURY FUNDS
ADDITIONAL INFORMATION continued

total expenses, which were 1.46% and 1.26%, respectively, were below the median of the Peer Group. The Board also considered Roxbury's contractual agreement to limit the total expenses for the Fund. On the basis of the information provided, the Board concluded that the advisory fee under the New Advisory Agreement and Interim Advisory Agreement is reasonable and appropriate in light of the quality of the services provided to the Fund.

Economies of Scale and Fee Levels Reflecting Those Economies. The Trustees considered the extent to which economies of scale were expected to be realized relative to fee levels as the Fund's assets grow, and whether the advisory fee levels and fee waivers reflect these economies of scale for the benefit of shareholders.

Other Benefits to the Adviser. In addition to the above factors, the Trustees also discussed other benefits received by Roxbury from its management of the Fund, including, without limitation, the ability to market its advisory services for similar products in the future.

DISCLOSURE OF FUND EXPENSES (UNAUDITED)

      The following Expense Table is shown so that you can understand the impact of fees on your investment. All mutual funds have operating expenses. As a shareholder of the Fund, you may incur transaction costs, such as redemption fees, and ongoing costs, including management fees and other Fund expenses. The Fund's expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

      The Expense Table below illustrate your Fund's costs in two ways.

      - ACTUAL FUND RETURN. The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during the period.

      - HYPOTHETICAL 5% RETURN. The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees, if any. Therefore, the second line of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. The "Annualized Expense Ratio" reflects the actual expenses for the period indicated.

FOR THE PERIOD JANUARY 1, 2011 TO JUNE 30, 2011

EXPENSE TABLE

                                                                    Beginning          Ending                    Expenses
                                                                     Account           Account     Annualized      Paid
                                                                      Value             Value       Expense       During
                                                                     01/01/11         06/30/11       Ratio        Period*
                                                                   -----------      ------------   ----------    --------
Roxbury Small-Cap Growth Fund -- Institutional Shares
Actual Fund Return .............................................   $  1,000.00      $   1,083.60      1.25%      $ 6.46
Hypothetical 5% Return Before Expenses .........................      1,000.00          1,018.60      1.25         6.26

----------
* Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one half-year period).

THE ROXBURY FUNDS
TRUSTEES AND OFFICERS (UNAUDITED)

The Trust is governed by a Board of Trustees (the "Trustees"). The primary responsibilities of the Trustees of the Trust are to represent the interest of the Trust's shareholders and to provide oversight management of the Trust.

Unless specified otherwise, the address of each Trustee and Officer as it relates to the Trust is 6001 Shady Oak Road, Suite 200, Minnetonka, MN 55343.

The Statement of Additional Information for the Trust contains additional information about the Trust's Trustees and Officers and is available, without charge, upon request, by calling (800) 497-2960 or by visiting the Fund's website at www.RoxburyFunds.com.

The following table sets forth certain information with respect to the Trustees of the Trust:

                              INDEPENDENT TRUSTEES

                                                                                                      Number of
                                                                               Principal            Funds in Fund         Other
                         Position(s)        Term of Office(1) and            Occupation(s)             Complex        Directorships
  Name, Address           Held with            Length of Time                 During Past            Overseen by         Held by
     and Age                Trust                  Served                     Five Years               Trustee          Trustee(2)
------------------    ----------------     ----------------------      ------------------------     -------------     -------------
KENNETH GUDORF        Trustee and          Since June 2006             CEO, Agio Capital
Age 72                Chairman of the                                  Partners I, L.P.
                      Board                                            (private investment                1                None
                                                                       company).

JOHN OTTERLEI         Trustee              Since June 2006             Chief Investment Officer,          1                None
Age 62                                                                 Bush Foundation, since
                                                                       2010; Managing Director,
                                                                       Investments, from 2008
                                                                       to 2009; Independent
                                                                       Financial Advisor, from
                                                                       2005 to 2008.

----------
(1) Each Trustee serves during the continued lifetime of the Trust until he dies, resigns, is declared bankrupt or incompetent by a court of competent jurisdiction, or is removed.

(2) Includes directorships of companies required to report to the SEC under the Securities Exchange Act of 1934, as amended (i.e., "public companies"), or other investment companies registered under the 1940 Act.

OFFICERS OF THE TRUST

The following table sets forth certain information with respect to the Officers of the Trust:

                                                                                                     Principal
                                     Position(s)          Term of Office(1) and                    Occupation(s)
       Name, Address                  Held with              Length of Time                         During Past
          and Age                       Trust                    Served                             Five Years
---------------------------    -----------------------    ---------------------    --------------------------------------------
BRIAN C. BEH                   President                  Since April 2006         President and Chief Executive Officer of
Age 48                                                                             Roxbury Capital Management, LLC, since
                                                                                   2007; President of Roxbury Capital
                                                                                   Management, LLC, from 2003 to 2007.

LANCE P. SIMPSON               Treasurer and Chief        Since June 2008          Controller, Roxbury Capital Management,
Age 32                         Compliance Officer         and May 2009             LLC, since 2007; Accountant, Work Rite
                                                                                   Uniform, from 2005 to 2007.

MICHAEL P. MALLOY              Secretary                  Since May 2007           Partner in the law firm Drinker Biddle &
Drinker Biddle & Reath LLP                                                         Reath LLP.
One Logan Square
18th & Cherry Streets
Philadelphia, PA 19103-6996
Age 52

MEGAN E. EDWARDS               Assistant Secretary and    Since August 2010        Senior Compliance Analyst, Roxbury
Age 38                         Anti-Money Laundering                               Capital Management, LLC, since February
                               Compliance                                          Officer 2010; Compliance Analyst, Deephaven
                                                                                   Capital Management, from 2008 to 2009;
                                                                                   Compliance Risk Analyst GMAC ResCap, from
                                                                                   2004 to 2008.

----------
(1) Each officer shall serve until his or her resignation is accepted by the Trustees, and his or her successor is chosen, elected and qualified, or until he or she dies or is removed. Any officer may be removed by the affirmative vote of a majority of the Trustees at any time, with or without cause.

                       This page left blank intentionally

                       This page left blank intentionally

(IMAGE) This report is not authorized for distribution unless preceded or accompanied by a prospectus for the Fund. Shares of The Roxbury Funds are distributed by Professional Funds Distributor, LLC, 760 Moore Road, King of Prussia, PA 19406.

                                                                         JUNE 11

ITEM 2. CODE OF ETHICS.

      (a) The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

      (c) There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition set forth in paragraph (b) of this Item.

      (d) The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item.

      (f)   A copy of the Code of Ethics is available as provided in Item 12 (a)
            (1) of this report.


ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

As of the end of the period covered by the report, the Registrant's Board of Trustees has determined that Kenneth Gudorf and John Otterlei each qualify to serve as an audit committee financial expert serving on its audit committee and that each is "independent," as defined by Item 3 of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Audit Fees

      (a) The aggregate fees billed for the fiscal years ended June 30, 2011 and June 30, 2010 for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $17,000 and $17,000, respectively.

Audit-Related Fees

      (b) The aggregate fees billed in the fiscal years ended June 30, 2011 and June 30, 2010 for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item are $0 and $0, respectively.

Tax Fees

      (c) The aggregate fees billed in the fiscal years ended June 30, 2011 and June 30, 2010 for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $1,500 and $1,500, respectively. Fees were for the review of federal and state income tax returns and excise tax returns.

All Other Fees

      (d) The aggregate fees billed in the fiscal years ended June 30, 2011 and June 30, 2010 for products and services provided by the principal accountant, other than the services reported in paragraphs
            (a) through (c) of this Item are $0 and $0, respectively.

   (e)(1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

            Pursuant to its charter, the Trust's Audit Committee must review and approve in advance the engagement of the independent accountants, including each audit and non-audit service permitted by appropriate rules or regulations provided to the Trust and each non-audit service provided to the Trust's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Trust relating to the operations and financial reporting of the Trust. The Committee may delegate the authority to grant such pre-approval to one or more Committee members who are independent Trustees within the meaning of Section 10A(i) of the Securities Exchange Act of 1934, as amended, provided that the decision of such member(s) is presented to the full Committee at its next scheduled meeting. The Committee may approve each audit and non-audit service on a case-by-case basis, and/or adopt pre-approval policies and procedures that are detailed as to a particular service, provided that the Committee is informed of each service in a timely manner and the policies and procedures do not include delegation of the Committee's responsibilities under the Securities Exchange Act of 1934 to management. The foregoing pre-approval requirement with respect to the provision of non-audit services to the Trust may be waived if (i) the aggregate amount of all such non-audit services provided to the Trust constitutes not more than 5 percent of the total amount of revenues paid by the Trust to its independent accountants during the fiscal year in which the non-audit services are provided; (ii) such services were not recognized by the Trust at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved prior to the completion of the audit by the Committee or by one or more members of the Committee to whom authority to grant such approvals has been delegated by the Committee.

   (e)(2)   There were no services described in each of paragraphs (b) through
            (d) of this Item that were approved by the audit committee pursuant to the waiver of pre-approval requirement in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

      (f) The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was less than fifty percent.

      (g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for fiscal years ended June 30, 2011 and June 30, 2010 of the registrant was $1,500 and $1,500, respectively.

      (h) The registrant's audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph
            (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. INVESTMENTS.

(a) Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)   Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

PROXY VOTING POLICIES AND PROCEDURES AND PROXY VOTING RECORD

A description of the Fund's policies and procedures with respect to the voting of proxies relating to the Fund's portfolio securities is available without charge, upon request, by calling 1-800-497-2960. Information regarding how the Fund voted proxies related to portfolio securities during the 12-month period ended June 30, 2011 is available without charge, upon request, by calling 1-800-497-2960. This information is also available on the Securities and Exchange Commission's ("SEC") website at www.sec.gov.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of trustees.

ITEM 11. CONTROLS AND PROCEDURES.

    (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240 15d-15(b)).

    (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)   Not applicable.

   (b) Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant) The Roxbury Funds


By (Signature and Title)*    /s/ Brian C. Beh
                             ----------------------------------------------
                             Brian C. Beh, President
                             (principal executive officer)

Date 9/2/11

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*    /s/ Brian C. Beh
                             ----------------------------------------------
                             Brian C. Beh, President
                             (principal executive officer)

Date 9/2/11

By (Signature and Title)*    /s/ Lance Simpson
                             ----------------------------------------------
                             Lance Simpson, Treasurer and CCO
                             (principal financial officer)

Date 9/2/11

*   Print the name and title of each signing officer under his or her signature.